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                             VOTING TRUST AGREEMENT


         VOTING TRUST AGREEMENT, dated as of January __, 2000 (this "Agreement"), among UICI, a Delaware corporation (the "UICI"), which is concurrently herewith depositing shares of common stock, no par value (the "Common Stock"), of Insurdata Incorporated, a Texas corporation and a subsidiary of UICI ("Insurdata"), in the Voting Trust created hereunder, and the members from time to time of the Board of Directors of HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis"), who are not nominees solely of UICI pursuant to the Shareholders Agreement (the "Shareholders Agreement") to be entered into in connection with the Merger (as defined below), who initially are Michael Ashker, Alvin H. Clemens, Edward W. LaBaron, Jr. and Henry Hager as Trustees (the "Trustees").

         WHEREAS, UICI has sponsored the Insurdata Founder's Program (the "Founder's Program") pursuant to which UICI has granted options to purchase shares of Common Stock owned by UICI (the "Options") to certain employees of Insurdata, and UICI has reserved an appropriate amount of such Common Stock to be distributed upon the exercise of the Options;

         WHEREAS, Insurdata and UICI have entered into that certain Agreement and Plan of Merger, dated as of December 6, 1999, by and among Provident American Corporation, a Pennsylvania corporation ("Provident"), HealthAxis, UICI and Insurdata pursuant to which Insurdata will be merged with and into HealthAxis (the "Merger") and each share of Common Stock will be exchanged for
1.33 shares of common stock, no par value, of HealthAxis (the "Merger Consideration"); and

         WHEREAS, the Trustees have consented to act as trustees under and in accordance with the Voting Trust created hereunder.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Delivery of Stock to Trustees.

                  (a) Concurrently with the execution of this Agreement, UICI is depositing with the Trustees a certificate or certificates representing 1,834,500 shares of Common Stock either endorsed to the Trustees or accompanied by appropriate stock transfer powers duly executed in blank for the transfer thereof to the Trustees. The Trustees shall cause the Common Stock represented by such certificate to be registered in the names of the Trustees on the books of Insurdata and shall cause such Common Stock to be exchanged for the Merger Consideration and registered in the names of the Trustees on the books of HealthAxis.

                  (b) The Merger Consideration into which such Common Stock will be converted is referred to herein as the "Shares."





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                  (c) All certificates representing the Shares shall be
registered in the name of the Trustees and shall bear the following legend:

         "This certificate has been issued pursuant to, and the shares of Common Stock represented hereby are subject to, the terms of that certain Voting Trust Agreement, dated January __, 2000, among UICI, a Delaware corporation, and Michael Ashker, Alvin H. Clemens, Edward W. LaBaron, Jr. and Henry Hager as Trustees."

A similar legend shall be placed in the stock ledger of HealthAxis with respect to each certificate representing the Shares subject to this Agreement.

         2. Creation of Voting Trust.

                  (a) There is hereby created a voting trust (the "Voting Trust") in respect of all of the Shares; provided however, that the Voting Trust shall be effective only upon the consummation of the Merger.

                  (b) The Voting Trust shall be known as the "Founder's Program Voting Trust."

         3. Voting and Other Rights.

                  (a) The Trustees shall have the full and unqualified right and power in their discretion, until the Shares are no longer subject to the provisions of this Agreement, (i) to vote the Shares either in person or by proxy for every purpose for which the Shares may be voted according to HealthAxis' Certificate of Incorporation and Bylaws and the Pennsylvania Business Corporation Law of 1988, and/or to give written consent in lieu of voting thereon to any corporate act of the Corporation, including, without limitation, the election of directors by the holders of the Shares, any amendment or amendments of HealthAxis' Certificate of Incorporation, the merger or consolidation of HealthAxis into or with any other corporation or corporations, the sale of all or substantially all of the assets of HealthAxis and the liquidation or dissolution of HealthAxis, (ii) to waive notice of any regular or special meeting of shareholders of HealthAxis, (iii) to call meetings of shareholders and (iv) to exercise all shareholders' rights and powers in respect of the Shares.

                  (b) The Trustees shall not take any action under this Agreement unless the action to be taken has been concurred in by a majority of the Trustees. When there are less than three Trustees, concurrence of all the Trustees shall be required for any action by them. The Trustees may act at a meeting (which may be by telephone or similar means of communication), or in writing approved by at least the minimum number of Trustees that would be necessary to authorize or take such action.



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                  (c) The Trustees in their discretion may appoint an agent or agents to hold the certificates representing the Shares, to act as transfer agent with respect to the certificates, to keep suitable transfer and other records and otherwise to act as agent, subject to the direction of the Trustees.

         4. Dividends, Etc. All dividends on and distributions in respect of any of the Shares (including dividends, distributions or other payments made in shares of voting stock or other securities of HealthAxis) shall, upon receipt by the Trustees, be promptly paid over to UICI (less any income or other taxes which may be required by law to be deducted); provided, that the Trustees may direct HealthAxis to make payment of dividends and distributions directly to UICI.


         5. Transfers; Reversion.

                  (a) Subject to Sections 5(b) and 5(c) of this Agreement, UICI shall not have any right to, and the Trustees shall not, sell, pledge or otherwise dispose of the Shares, or any beneficial interest in any of the Shares, so long as the Voting Trust is in existence in accordance with the terms of Section 6 of this Agreement.

                  (b) Upon the exercise of any Option granted pursuant to the Founder's Program, the Trustees shall cause to issued to the holders of such Option a certificate for the Shares purchased pursuant to such Option; provided, that the Trustees shall not be required to cause such certificate to be issued unless they have received evidence from UICI reasonably satisfactory to them that such Option was exercised in accordance with the provisions of the Founder's Program.

                  (c) On the 61st day following the termination of employment with HealthAxis or its successor of any Option holder, the Trustees shall cause to be issued a certificate to UICI for the number of Shares corresponding to the Options which expire in accordance with the provisions of the Founder's Program upon the termination of such holder's employment; provided, that the Trustees shall not be required to cause such certificate to be issued to UICI unless they have received evidence from HealthAxis reasonably satisfactory to them that such employment was terminated and from UICI that such Options have expired.

         6. Termination.

                  (a) This Agreement shall terminate and be of no further force and effect upon the earlier to occur of (i) such time as all of the Shares have been distributed in accordance with the provisions of Section 5 of this Agreement and (ii) July 1, 2003.

                  (b) Upon the termination of this Agreement or upon any dissolution or total or partial liquidation of HealthAxis, whether voluntary or involuntary, the Trustees shall direct that


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all Shares remaining in the Trust and all moneys, securities, rights or property attributable to the Shares be distributed to UICI.

         7. No Compensation. The Trustees shall not be entitled to any compensation for services rendered as trustees in connection with their duties under this Agreement.

         8. Successor Trustee.

                  (a) A member of the Board of Directors (the "Board of Directors") of HealthAxis who is not solely a nominee of UICI pursuant to the Shareholders Agreement (an "Eligible Person") shall become a Trustee upon such director's election to the Board of Directors.

                  (b) Any Trustee may resign at any time by mailing to HealthAxis, the other Trustees and UICI a written resignation to take effect 20 days thereafter or upon the prior acceptance thereof. If any Trustee ceases to be an Eligible Person for any reason, such event shall be deemed to be a resignation of such Trustee hereunder effective immediately upon such event.

         9. Amendments. This Agreement may be amended from time to time by a written instrument executed by the UICI and a majority of the Trustees.

         10. Exculpation and Indemnification. The Trustees hereby accept the trust created hereby, but assume no responsibility for the management of HealthAxis or for any action taken by any of them, by any person they have elected as a director of HealthAxis, Insurdata or UICI or by HealthAxis pursuant to any vote cast or consent given by the Trustees. The Trustees, whether or not acting upon the advice of counsel, shall incur no liability because of any error of law or fact, mistake of judgment or any matter or thing done or omitted under this Agreement, except for their own individual malfeasance. The Trustees may in their discretion consult with counsel, who may be counsel for HealthAxis, and anything done or suffered in good faith by the Trustees in accordance with the opinion of counsel shall be conclusive in favor of the Trustees against HealthAxis, UICI, holders of Options and any other interested party. The Trustees shall be indemnified by the HealthAxis against any liability or expense, including legal expense, incurred them in carrying out their duties; except that they shall not be indemnified for their own individual malfeasance.

         11. Conflicts of Interest. Any Trustee may be a creditor or shareholder of HealthAxis and may act as an officer or employee of HealthAxis and receive compensation therefor. In addition, any Trustee and any firm of which he may be a member or equity owner may contract with HealthAxis or buy or become pecuniarily interested in any matter or transaction to which the corporation may be a party or in which it may be in any way concerned, as fully as if he were not the Trustee.



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         12. Successors. This Agreement shall inure to the benefit of and be binding upon the Trustees and UICI and its legal representatives, successors and assigns.

         13. Construction. The Trustees are authorized and empowered to construe this Agreement, and their construction of the same in good faith shall be final, conclusive and binding upon them, UICI and any other interested party.

         14. Governing Law. This Agreement shall be construed in accordance with the internal law (and not the law of conflicts) of the State of Pennsylvania.

         15. Severability. In case any one or more of (a) the provisions contained in this Voting Trust Agreement or (b) the deposits of shares of Common Stock by UICI with the Trustees of the Voting Trust, should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and deposits shall not in any way be affected or impaired thereby.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


                              * * * * * * * * * * *



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         IN WITNESS WHEREOF, the undersigned Shareholder and the Trustees have executed this Voting Trust Agreement as of the date first above written.

                                      TRUSTEES

                                      __________________________________________


                                      __________________________________________


                                      __________________________________________



                                      UICI


                                      By: ______________________________________
                                      Name:
                                      Title:


Acknowledged and accepted:

HEALTHAXIS.COM, INC.


By: ______________________________________
Name:
Title:




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